UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 1, 2024 (February 26, 2024)

INVACARE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15103	38-4264819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices) (Zip Code)

(440) 329-6000
(Registrant’s telephone number, including area code)
None
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(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Exchange Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On February 26, 2024, Invacare Holdings Corporation (the “Company”) entered into the First Amendment to Loan and Security Agreement (the “First Amendment”) by and among the Company, certain of the Company’s direct and indirect North American subsidiaries (the “ABL Borrowers”), certain other of the Company’s direct and indirect North American subsidiaries (together with the Company, the “ABL Guarantors”), Invacare International Holdings Corp., each lender party thereto (collectively, the “New Lenders”, each of which is a stockholder of the Company), and White Oak Commercial Finance, LLC, as administrative and as collateral agent (the “Agent”). The First Amendment amends the Loan and Security Agreement, dated as of May 5, 2023 (the “Loan and Security Agreement” and, as amended by the First Amendment, the “Amended Loan and Security Agreement”), by and among the Company, the ABL Borrowers, the ABL Guarantors, Invacare International Holdings Corp., and White Oak ABL, LLC and White Oak Commercial Finance, LLC (together, the “Original Lenders”).

The First Amendment reflects the application of advances on February 26, 2024 from the New Lenders to or for the benefit of the Borrowers under the Loan Agreement, including in connection with the assignments of the Original Lenders’ loans and rights under the Loan and Security Agreement and the other Loan Documents (as defined in the Loan and Security Agreement) from the Original Lenders to the New Lenders. The New Lenders are comprised of certain stockholders of the Company.

Under the First Amendment, the cash management obligations under the Loan and Security Agreement were modified to permit the ABL Borrowers to make expenditures using proceeds deposited in controlled accounts of the ABL Borrowers in favor of the Agent provided that such expenditures are within the budget requirements and permitted variances set forth in the First Amendment without regard to the Borrowing Base (as defined in the Loan and Security Agreement) and related provisions set forth in the Loan and Security Agreement.

In addition, the First Amendment, among other things, amended certain provisions of the Loan and Security Agreement to: (i) terminate further commitments of the Lenders under the Loan and Security Agreement, (ii) modify the definition of “Change of Control”, (iii) modify the existing reporting covenants to include weekly budget and variance reporting, (iv) add a restrictive covenant related to certain expenditures outside of certain permitted variances, and (v) modify certain voting thresholds applicable to further amendments of the Amended Loan and Security Agreement.

The description of the First Amendment as contained herein is qualified in its entirety by reference to the full text of the First Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Loan and Security Agreement, dated as of February 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE HOLDINGS CORPORATION
(Registrant)

Date: March 1, 2024	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary